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                                                                    EXHIBIT 4(B)






                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       FOR
                      ATLAS AMERICA PUBLIC #14-2005(A) L.P.


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                                                         State of Delaware
                                                        Secretary of State
                                                      Division of Corporations
                                                   Delivered 12:30 PM 11/01/2004
                                                     FILED 12:30 PM 11/01/2004
                                                   SRV 040786357 - 3875155 FILE

                                STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

o THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

o FIRST: The name of the limited partnership is

                     ATLAS AMERICA PUBLIC #14-2005(A) L.P.

o SECOND: The address of its registered office in the State of Delaware is

      110 S. POPLAR STREET, SUITE 101 in the city of WILMINGTON, DE 19801

  The name of the Registered Agent at such address is ANDREW M. LUBIN

o THIRD: The name and mailing address of each general partner is as follows:

                             ATLAS RESOURCES, INC.

                            MANAGING GENERAL PARTNER

                         311 ROUSER ROAD, P.O. BOX 611

                            MOON TOWNSHIP, PA 15108

o IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Atlas America Public #14-2005(A) L.P. as of October 29, 2004.

                                                    Partnership Name
                                                    BY: ATLAS RESOURCES, INC.
                                                        MANAGING GENERAL PARTNER



                                                /s/ Karen A. Black
                                                --------------------------------
                                                KAREN A. BLACK, VICE PRESIDENT -
                                                PARTNERSHIP ADMINISTRATION